EXHIBIT 99.1

PCTEL Reports $21.6 Million in Second Quarter Revenue

BLOOMINGDALE, Ill. – August 8, 2018 – PCTEL, Inc. (Nasdaq: PCTI), a leader in Performance Critical TELecom solutions, announced its results for the second quarter ended June 30, 2018.

Highlights from Continuing Operations

•

Revenue of $21.6 million in the second quarter and $43.3 million in the first half, unchanged in the quarter and down 3% in the first half compared to last year. Connected Solutions revenue was up 4% in the quarter and 3% in the half. RF Solutions revenue was down 11% in the quarter and 22% in the half.

•

Gross profit margin of 36.1% in the second quarter and 36.2% in the first half, down 560 basis points in the quarter and 520 basis points in the half compared to last year. The two primary reasons for the decrease are lower revenue in the RF Solutions segment which has higher margin from its scanner products compared to antenna products, and price erosion in the small cell antenna market.

•	Net loss per share of $0.07 in the second quarter and $0.12 in the first half, compared to a net loss of $0.01 per share in the quarter and break even in the half last year.

•

Non-GAAP net income and adjusted EBITDA are measures the company uses to reflect the results of its core earnings. A reconciliation of those non-GAAP measures to our financial statements is provided later in the press release.

•	Non-GAAP EPS of break-even in the second quarter and a net loss of $0.01 in the first half compared to net income of $0.05 in the quarter and $0.10 in the half last year.

•	Adjusted EBITDA margin as a percent of revenue of 2% in the second quarter and the first half compared to 8% in the quarter and the half last year.

•	$36.5 million of cash and short-term investments at June 30, 2018 and no debt.

“The Company saw revenue growth for its Connected Solutions products in the enterprise Wi-Fi market during the quarter and the half but fell short of our expectations. RF Solutions revenue was down in the North American market in the quarter and the half, due to capital budget reductions by several U.S. carriers,” said David Neumann, PCTEL’s CEO. “We believe the carriers have reduced capital spending on legacy networks to prepare for more aggressive 5G deployments in 2019. Although this will negatively affect our 2018 results, PCTEL is positioned to take advantage of the long-term growth opportunities in our targeted markets, which require both performance critical testing solutions and antennas.”

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 4:30 p.m. ET. The call can be accessed by dialing (888) 782-2072 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 47850740. The call will also be webcast at http://investor.pctel.com/news-events/webcasts-presentations.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 47850740.

About PCTEL

PCTEL, Inc. provides Performance Critical TELecom technology solutions. We are a leading global supplier of antennas and wireless network testing solutions. Our precision antennas are deployed in small cells, enterprise Wi-Fi access points, fleet management and transit systems, and in equipment and devices for the Industrial Internet of Things (IIoT). We offer in-house design, testing, radio integration, and manufacturing capabilities for our customers. PCTEL’s test and measurement tools improve the performance of wireless networks globally, with a focus on LTE, public safety, and emerging 5G technologies. Network operators, neutral hosts, and equipment manufacturers rely on our scanning receivers and testing solutions to analyze, design, and optimize their networks.

For more information, please visit our website at https://www.pctel.com/.

PCTEL Safe Harbor Statement

This press release and our related comments in our earnings conference call contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding our future financial performance, growth of our Connected Solutions and RF Solutions businesses, anticipated demand for certain products, our expectations regarding capital expenditures by wireless operators, the impact of tariffs on certain imports from China, and the anticipated growth of public and private wireless systems are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the impact of data densification and IoT on capacity and coverage demand, impact of 5G, customer demand for these types of products and services generally including demand from customers in China, growth and continuity in PCTEL’s vertical markets, and PCTEL’s ability to grow its wireless products business and create, protect and implement new technologies and solutions. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

# # #

For further information contact:

John SchoenMichael Rosenberg

CFODirector of Marketing

PCTEL, Inc.PCTEL, Inc.

(630) 372-6800(301) 444-2046

public.relations@pctel.com

PCTEL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	(Unaudited)
	June 30,	December 31,
	2018	2017
ASSETS
Cash and cash equivalents	$7,603	$5,559
Short-term investment securities	28,904	32,499
Accounts receivable, net of allowances of $164 and $319 at June 30, 2018 and December 31, 2017, respectively	17,929	18,624
Inventories, net	13,470	12,756
Prepaid expenses and other assets	1,285	1,605
Total current assets	69,191	71,043

Property and equipment, net	12,844	12,369
Goodwill	3,332	3,332
Intangible assets, net	1,532	2,113
Deferred tax assets, net	8,213	7,734
Other noncurrent assets	58	72
TOTAL ASSETS	$95,170	$96,663
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$8,219	$5,471
Accrued liabilities	5,413	7,481
Total current liabilities	13,632	12,952
Long-term liabilities	453	392
Total liabilities	14,085	13,344
Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 18,318,141 and 17,806,792 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	18	18
Additional paid-in capital	134,367	134,505
Accumulated deficit	(53,250)	(51,258)
Accumulated other comprehensive (loss) income	(50)	54
Total stockholders’ equity	81,085	83,319
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$95,170	$96,663

PCTEL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017

REVENUES	$21,582	$21,501	$43,313	$44,471
COST OF REVENUES	13,783	12,539	27,650	26,055
GROSS PROFIT	7,799	8,962	15,663	18,416
OPERATING EXPENSES:
Research and development	3,053	2,667	5,993	5,383
Sales and marketing	3,075	2,912	6,102	6,165
General and administrative	3,149	3,598	6,143	6,937
Amortization of intangible assets	124	124	248	248
Total operating expenses	9,401	9,301	18,486	18,733
OPERATING LOSS	(1,602)	(339)	(2,823)	(317)
Other income, net	209	14	260	42
LOSS BEFORE INCOME TAXES	(1,393)	(325)	(2,563)	(275)
Benefit for income taxes	(167)	(140)	(479)	(274)
LOSS FROM CONTINUING OPERATIONS	(1,226)	(185)	(2,084)	(1)
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	0	(168)	0	(382)
NET LOSS	$(1,226)	$(353)	$(2,084)	$(383)

Net Loss per Share from Continuing Operations:
Basic	$(0.07)	$(0.01)	$(0.12)	$0.00
Diluted	$(0.07)	$(0.01)	$(0.12)	$0.00

Net Loss per Share from Discontinued Operations:
Basic	$0.00	$(0.01)	$0.00	$(0.02)
Diluted	$0.00	$(0.01)	$0.00	$(0.02)

Net Loss per Share:
Basic	$(0.07)	$(0.02)	$(0.12)	$(0.02)
Diluted	$(0.07)	$(0.02)	$(0.12)	$(0.02)

Weighted Average Shares:
Basic	17,142	16,534	17,099	16,437
Diluted	17,142	16,534	17,099	16,437

Cash dividend per share	$0.055	$0.05	$0.11	$0.10

PCTEL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Six Months Ended June 30,
.	2018	2017

Operating Activities:
Net loss from continuing operations	$(2,084)	$(1)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	1,381	1,262
Intangible asset amortization	581	581
Stock-based compensation	1,786	1,797
(Gain) loss on disposal of property and equipment	(5)	3
Restructuring costs	(20)	(58)
Bad debt provision	124	(7)
Deferred tax provision	(390)	(423)
Changes in operating assets and liabilities:
Accounts receivable	473	1,458
Inventories	(813)	779
Prepaid expenses and other assets	330	96
Accounts payable	2,743	(232)
Income taxes payable	(38)	(186)
Other accrued liabilities	(2,107)	(694)
Deferred revenue	16	20
Net cash provided by operating activities	1,977	4,395
Investing Activities:
Capital expenditures	(1,519)	(1,544)
Proceeds from disposal of property and equipment	14	0
Purchases of investments	(22,712)	(23,071)
Redemptions/maturities of short-term investments	26,307	19,187
Net cash provided by (used in) investing activities	2,090	(5,428)
Financing Activities:
Proceeds from issuance of common stock	364	867
Payment of withholding tax on stock-based compensation	(289)	(692)
Principle payments on capital leases	(57)	(41)
Cash dividends	(1,999)	(1,752)
Net cash used in financing activities	(1,981)	(1,618)
Cash flows from discontinued operations:
Net cash used in operating activities	0	(349)
Net cash used in investing activities	0	(16)
Net cash flows used in discontinued operations	0	(365)

Net increase (decrease) in cash and cash equivalents	2,086	(3,016)
Effect of exchange rate changes on cash	(42)	36
Cash and cash equivalents, beginning of period	5,559	14,855
Cash and Cash Equivalents, End of Period	$7,603	$11,875

PCTEL, INC.
P&L INFORMATION BY SEGMENT - Continuing Operations (unaudited)
(in thousands)

	Three Months Ended June 30, 2018				Six Months Ended June 30, 2018
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$17,478	$4,135	$(31)	$21,582	$35,243	$8,134	$(64)	$43,313

GROSS PROFIT	5,031	2,755	13	7,799	10,229	5,426	8	15,663

OPERATING (LOSS) INCOME	$1,530	$(398)	$(2,734)	$(1,602)	$3,134	$(724)	$(5,233)	$(2,823)

	Three Months Ended June 30, 2017				Six Months Ended June 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

REVENUES	$16,866	$4,661	$(26)	$21,501	$34,137	$10,418	$(84)	$44,471

GROSS PROFIT	5,731	3,223	8	8,962	11,135	7,270	11	18,416

OPERATING INCOME (LOSS)	$2,349	$411	$(3,099)	$(339)	$4,095	$1,432	$(5,844)	$(317)

Reconciliation of GAAP to non-GAAP Results - Continuing Operations (unaudited)
(in thousands except per share information)

Reconciliation of GAAP operating loss to non-GAAP operating (loss) income - Continuing Operations

		Three Months Ended June 30,		Six Months Ended June 30,
		2018	2017	2018	2017

	Operating Loss	$(1,602)	$(339)	$(2,823)	$(317)

(a)	Add:
	Amortization of intangible assets
	-Cost of revenues	167	167	333	333
	-Operating expenses	124	124	248	248
	Stock Compensation:
	-Cost of revenues	93	72	181	133
	-Engineering	159	120	297	266
	-Sales & marketing	157	126	288	246
	-General & administrative	710	770	1,021	1,152
		1,410	1,379	2,368	2,378
	Non-GAAP Operating (Loss) Income	$(192)	$1,040	$(455)	$2,061
	% of revenue	-0.9%	4.8%	-1.1%	4.6%

Reconciliation of GAAP net loss to non-GAAP net (loss) income - Continuing Operations

		Three Months Ended June 30,		Six Months Ended June 30,
		2018	2017	2018	2017

	Net Loss	$(1,226)	$(185)	$(2,084)	$(1)

	Adjustments:
(a)	Non-GAAP adjustment to operating loss	1,410	1,379	2,368	2,378
	Income Taxes	(168)	(330)	(463)	(653)
		1,242	1,049	1,905	1,725
	Non-GAAP Net (Loss) Income	$16	$864	$(179)	$1,724

	Non-GAAP (Loss) Income per Share:
	Basic	$0.00	$0.05	$(0.01)	$0.10
	Diluted	$0.00	$0.05	$(0.01)	$0.10

	Weighed Average Shares:
	Basic	17,142	16,534	17,099	16,437
	Diluted	17,554	17,015	17,099	16,921

This schedule reconciles the Company's GAAP operating loss to its non-GAAP operating (loss) income.  The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

The adjustments to GAAP operating loss (a) consist of stock compensation expense and amortization of intangible assets.  The adjustments to GAAP net loss include the non-GAAP adjustments to operating loss as well as adjustments for (b) non-cash income tax expense.

Reconciliation of GAAP to non-GAAP SEGMENT INFORMATION - Continuing Operations (unaudited)
(in thousands)

	Three Months Ended June 30, 2018				Six Months Ended June 30, 2018
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$1,530	$(398)	$(2,734)	$(1,602)	$3,134	$(724)	$(5,233)	$(2,823)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	333	0	333
-Operating expenses	39	85	0	124	78	170	0	248
Stock Compensation:
-Cost of revenues	51	42	0	93	96	85	0	181
-Engineering	81	78	0	159	155	142	0	297
-Sales & marketing	85	72	0	157	167	121	0	288
-General & administrative	45	30	635	710	105	53	863	1,021
	301	474	635	1,410	601	904	863	2,368
Non-GAAP Operating (Loss) Income	$1,831	$76	$(2,099)	$(192)	$3,735	$180	$(4,370)	$(455)

	Three Months Ended June 30, 2017				Six Months Ended June 30, 2017
	Connected Solutions	RF Solutions	Corporate	Total	Connected Solutions	RF Solutions	Corporate	Total

Operating (Loss) Income	$2,349	$411	$(3,099)	$(339)	$4,095	$1,432	$(5,844)	$(317)
Add:
Amortization of intangible assets:
-Cost of revenues	0	167	0	167	0	333	0	333
-Operating expenses	39	85	0	124	78	170	0	248
Stock Compensation:
-Cost of revenues	43	29	0	72	82	51	0	133
-Engineering	62	58	0	120	117	149	0	266
-Sales & marketing	79	47	0	126	165	81	0	246
-General & administrative	46	17	707	770	89	31	1,032	1,152
	269	403	707	1,379	531	815	1,032	2,378
Non-GAAP Operating Income (Loss)	$2,618	$814	$(2,392)	$1,040	$4,626	$2,247	$(4,812)	$2,061

This schedule reconciles the Company's GAAP operating (loss) income by segment to its non-GAAP operating (loss) income. The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results.

The adjustments to GAAP operating (loss) income consist of stock compensation expense and amortization of intangible assets.

PCTEL, Inc.
Reconciliation of GAAP operating income (loss) to Adjusted EBITDA - Continuing Operations
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017

Operating Loss	$(1,602)	$(339)	$(2,823)	$(317)

Add:
Depreciation and amortization	707	634	1,381	1,262
Intangible amortization	291	291	581	581
Stock compensation expenses	1,119	1,088	1,787	1,797
Adjusted EBITDA	$515	$1,674	$926	$3,323
% of revenue	2.4%	7.8%	2.1%	7.5%

This schedule reconciles the Company's GAAP operating loss to Adjusted EBITDA.  The Company believes that this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods.  The Company uses Adjusted EBITDA when evaluating its financial results as well as for internal planning and forecasting purposes.  Adjusted EBITDA should not be viewed as a substitute for the Company's GAAP results.

Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization.  The adjustments on this schedule consist of depreciation, amortization of intangible assets, and stock compensation expenses.